UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 7, 2011

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 7, 2011, Titan International, Inc. (the “Company”) entered into a privately-negotiated agreement (the “Exchange Agreement”) with an existing holder (the “Holder”) of the Company’s 5.625% Convertible Senior Subordinated Notes due 2017 (the “Convertible Notes”) to exchange $59.6 million in aggregate principal amount of the Convertible Notes for up to approximately 6.7 million shares of the Company’s common stock, plus a payment for the accrued and unpaid interest. The final number of shares of common stock to be exchanged will be determined based upon a formula that utilizes the volume weighted average intraday price of the common stock over a period of 5 consecutive trading days starting January 7, 2011. The parties plan to close the exchange on January 18, 2011.

As a result of the exchange, the Company’s total indebtedness will be reduced by approximately $59.6 million and annual interest payments will be reduced by approximately $3.4 million. Following the exchange, approximately $112.9 million aggregate principal amount of the Convertible Notes will remain outstanding.

The issuance of shares of common stock in the exchange transaction is exempt from registration under the Securities Act of 1933 pursuant to the provisions of Section 3(a)(9) thereof as securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. The shares of common stock issued in the exchange transaction will be unrestricted securities upon issuance.

The preceding description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Exchange Agreement filed as an exhibit hereto.

See also the Company’s press release dated January 7, 2011, filed as Exhibit 99, which is incorporated herein by reference.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

This report on Form 8-K does not constitute an offer to exchange the Convertible Notes or other securities of the Company for shares of common stock or any other securities of the Company.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

10	Form of Exchange Agreement for 5.625% Convertible Senior Subordinated Notes due 2017.

99	Titan International, Inc.’s press release dated January 7, 2011, announcing the Exchange Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	January 7, 2011	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10	Form of Exchange Agreement for 5.625% Convertible Senior Subordinated Notes due 2017.
99	Titan International, Inc.’s press release dated January 7, 2011, announcing the Exchange Agreement.